UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 31, 2003
                                                  ----------------


                       SUNGLOBE FIBER SYSTEMS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


            Nevada                     2-70345-NY                880182534
 ----------------------------          -----------          ------------------
 (State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


 1550 Sawgrass Corporate Parkway, Suite 370, Sunrise, Florida         33323
 ------------------------------------------------------------      ----------
          (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (954) 838-0527
                                                    --------------

                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 26, 2002, Sunglobe Fiber Systems Corporation (the Company) was notified by Grant Thornton LLP, that it had resigned as auditors. The resignation was accepted by the Board Of Directors.

On March 16, 2001 Grant Thornton LLP reported on the Company's financial statements for the period from March 3, 2000 (date of inception) to December 31, 2000. These financial statements included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

In connection with the audit of the Company's financial statement for the period from March 3, 2000 (date of inception) to December 31, 2000, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statements disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused then to reference thereto in their report on the consolidated financial statements for the period for which an audit was undertaken.

During the 2000 fiscal year and through the first quarter of the 2001 fiscal year, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 31, 2003, is filed as Exhibit 16.1 to this Form 8-K


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits


         16.1 Letter of Grant Thornton LLP, Certified Public Accountants, regarding change in independent auditors.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized,


                                       SUNGLOBE FIBER SYSTEMS CORPORATION

                                       By: /s/ Barry H. Pasternak
                                           ----------------------
                                           Name: Barry H. Pasternak
                                           Title:  President